Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lee Kasper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NuTECH DIGITAL, INC. on Form 10-QSB for the quarterly period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of NuTECH DIGITAL, INC.

NuTECH DIGITAL, INC.

DATED: May 14, 2007                 By: /s/ Lee Kasper
Lee Kasper
Chief Executive Officer and
Chief Financial Officer
(Principal Accounting Officer)